BARON
FUNDS®
BARON SELECT FUNDS
Supplement to the Prospectus and Statement of Additional Information
dated April 26, 2024
Effective September 1, 2024, the Prospectus and the Statement of Additional Information dated April 26, 2024 of the Baron Select Funds® is modified as follows:
All references to “Baron New Asia Fund” in the Prospectus and the Statement of Additional Information are changed to “Baron India Fund.”
The ticker symbols for Baron New Asia Fund on the cover page and back cover page of the Prospectus and on the cover page of the Statement of Additional Information are hereby deleted and replaced with “BINRX,” “BINDX” and “BINUX” for Retail Shares, Institutional Shares and R6 Shares, respectively.
On page 90 of the Prospectus, the Annual Fund Operating Expenses table is hereby deleted in its entirety and replaced with the following table:

	Management Fee	Distribution (12b‑1) Fee	Other Expenses[1,2]	Total Annual Fund Operating Expenses[1,2]	Expense Reimbursements[1,2,3]	Total Annual Fund Operating Expenses after Expense Reimbursements[3]
BARON INDIA FUND
Retail Shares	1.00%	0.25%	6.01%	7.26%	(5.81)%	1.45%
Institutional Shares	1.00%	0.00%	5.79%	6.79%	(5.59)%	1.20%
R6 Shares	1.00%	0.00%	5.08%	6.08%	(4.88)%	1.20%

[1]	Expenses have been restated to reflect current fees in connection with the Fund’s investment strategy change focusing on investments in the common stock of companies located in India.

[2]	Based on estimated amounts for the current fiscal year.

[3]	BAMCO (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11‑year term terminating on August 29, 2034, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest and dividend expense, acquired fund fees and expenses, fees and expenses related to filing foreign tax reclaims, and extraordinary expenses are not subject to the operating expense limitation) to 1.45% of average daily net assets of Retail Shares, average daily net assets of Retail Shares, 1.20% of average daily net assets of Institutional Shares and 1.20% of average daily net assets of R6 shares. Only the Board of Trustees of the Fund may terminate the expense reimbursement agreement prior to its termination date.
On pages 91‑92 of the Prospectus, the following information supersedes and replaces the information in the section “Principal Investment Strategies of the Fund”:
The Fund invests primarily in companies in India. Under normal market conditions, the Fund will invest at least 80% of its net assets in the common stock of companies located in India. The Adviser considers a company or other issuer to be “located” in India, and a security or instrument is deemed to be an Indian security or instrument, if it has substantial ties to India. The Fund currently makes that determination based primarily on one or more of the following criteria with respect to a company or issuer, whether (i) it is organized under the laws of India; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within India; (iii) it has the primary trading markets for its securities in India; (iv) it has its principal place of business in or is otherwise headquartered in India; (v) it is a component of or its issuer is included in the MSCI India Index, the Fund’s primary benchmark index or (vi) it is a governmental entity or an agency, instrumentality or a political subdivision of India. The term “located” and the associated criteria listed above have been defined in such a way that the Fund has latitude in determining whether an issuer should be included within India. The Fund may purchase securities of companies of any market capitalization but expects to emphasize mid and large‑sized companies. The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.
For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of issuers located in India, the Fund may also invest in American Depository Receipts (“ADRs”), Global Depository Receipts

(“GDRs”) and other types of depository receipts with respect to issuers located in India. The Fund may also invest in privately placed and restricted securities.
The Fund’s investments are generally traded in currencies other than U.S. dollars, so the Adviser buys and sells foreign currencies to facilitate transactions in portfolio securities. The Adviser usually does not hedge against possible fluctuations in exchange rates, but exposure to a particular currency that the Adviser believes is overvalued may be hedged if the Fund has a substantial position in securities traded in that currency. The Fund may buy and sell currencies for cash at current exchange rates, or using an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The investment policy of the Fund relating to the types of securities in which 80% of the Fund’s assets must be invested may be changed by the Fund’s Board of Trustees without shareholder approval upon at least 60 days’ notice.
On pages 92‑95 of the Prospectus, the following paragraphs in the section “Principal Risks of Investing in the Fund” titled “Non‑U.S. Securities.”, “Risks Associated with China and Hong Kong.”, “Risks Associated with Investing in Chinese Companies through Variable Interest Entities.”, “Risks of Investing through Stock Connect.”, “Political, Social and Economic Risks of Investing in Asia.”, “Risks of Emphasizing a Region, Country, Sector or Industry.” and “Frontier Countries.” are hereby deleted.
On page 92 of the Prospectus, the paragraph in the section “Principal Risks of Investing in the Fund” titled “Developing Countries.” is hereby deleted and replaced with the following paragraph:
“Developing Countries. India is considered to be a developing country and the value of Indian securities are subject to all of the risks of non‑U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.”

On page 93 of the Prospectus, the paragraph in the section “Principal Risks of Investing in the Fund” titled “ Currency.” is hereby deleted and replaced with the following paragraph:
“Currency. The value of foreign currencies in which Fund will invest may decline versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Fund’s holdings can be significant, unpredictable and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, because exchange rate movements are volatile, the Fund’s attempts at hedging could be unsuccessful, and it may not be possible to effectively hedge the currency risks of many developing countries.”
On page 94 of the Prospectus, the paragraph in the section “Principal Risks of Investing in the Fund” titled “Risks Associated with India.” is hereby deleted and replaced with the following paragraph and moved to page 92 of the Prospectus:
“Risks Associated with India. Investing in Indian securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. Religious, cultural and military disputes persist in India and between India and Pakistan (as well as sectarian groups within each country).”

On page 94 of the Prospectus, the following paragraph is hereby added to the section “Principal Risks of Investing in the Fund”:
“Geopolitical Events Risk. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The active and expanding conflict in the Middle East between Israel and Hamas presents considerable market risks. The coronavirus disease 2019 (COVID‑19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.”
On page 95 of the Prospectus, the paragraph in the section “Principal Risks of Investing in the Fund” titled “General Stock Market.” is hereby deleted and replaced with the following paragraph:
“General Stock Market. Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.”
On page 96 of the Prospectus, the following paragraph is hereby added to the section “Principal Risks of Investing in the Fund”:
“Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform the market as a whole. Large-capitalization companies may not be able to attain the high growth rate of successful smaller companies and may adapt more slowly to new competitive challenges, such as changes in technology and consumer tastes, and be subject to slower growth during times of economic expansion.”
On page 96 of the Prospectus, the following paragraph is hereby added following the first paragraph in the section “Performance”:
“Performance information for the periods shown prior to September 1, 2024 is based on the Fund’s prior investment strategy which allowed the Fund to invest in the common stock of companies located in all countries and markets in Asia. Effective September 1, 2024, the Fund changed its investment strategy to focus on investing in the common stock of companies located in India.”
On page 97 of the Prospectus, the paragraph under “Performance” which reads: “The following table shows the Fund’s Retail Shares’ annual and since inception return (before and after taxes) and the change in value of market indexes over various periods ended December 31, 2023. This table shows how the Fund’s performance compares to that of the MSCI AC Asia ex Japan Index, which captures large and mid cap representation across 2 of 3 developed markets countries (excluding Japan) and 8 emerging markets countries in Asia, in which the Fund invests, and the MSCI AC Asia Index, a broad-based securities index that captures large and mid cap representation across developed markets countries and emerging markets countries in Asia. The table also shows the average annual return of the Fund’s Institutional Shares and R6 Shares, but it does not show after‑tax returns.” is hereby deleted and replaced with the following paragraph:
“The following table shows the Fund’s Retail Shares’ annual and since inception return (before and after taxes) and the change in value of market indexes over various periods ended December 31, 2023. This table shows how the Fund’s performance compares to that of the MSCI India Index, a broad-based securities index that measures the performance of the large and mid cap segments of the Indian market, the MSCI Emerging Markets Index, a broad-based securities index that captures large and mid‑cap representation across 24 Emerging Markets (EM) countries, and the MSCI AC Asia ex Japan/India Linked Index, which is an unmanaged index created by the Adviser which links the performance of the MSCI AC Asia ex Japan Index from the inception of the Fund through August 31, 2024 to the MSCI India Index beginning on September 1, 2024. Prior to September 1, 2024, the Fund’s prior investment strategy allowed the Fund to invest in the common stock of companies located in all countries and markets in Asia. Effective as of September 1, 2024, the Fund’s investment strategy was changed to permit it to invest in the common stock of companies located in India. Effective as of September 1, 2024, the MSCI India Index replaced the MSCI AC Asia ex Japan Index, which captures large and mid cap representation across 2 of 3 developed markets countries (excluding Japan) and 8 emerging markets countries in Asia, as the Fund’s primary index in connection with the Fund’s investment strategy change. The table also shows the average annual return of the Fund’s Institutional Shares and R6 Shares, but it does not show after‑tax returns.”

On page 97 of the Prospectus, the Average Annual Total Returns table is hereby deleted in its entirety and replaced with the following table:
Average Annual Total Returns for the periods ended December 31, 2023

	1 year	5 years	10 years	Since Inception
BARON INDIA FUND
Retail Shares (Inception date: 7‑30‑21)
Return before taxes	5.54%	N/A	N/A	(9.72)%
Return after taxes on distributions	5.54%	N/A	N/A	(9.72)%
Return after taxes on distributions and sale of Fund shares	3.28%	N/A	N/A	(7.27)%
Institutional Shares (Inception date: 7‑30‑21)
Return before taxes	5.79%	N/A	N/A	(9.48)%
R6 Shares (Inception date: 7‑30‑21)
Return before taxes	5.65%	N/A	N/A	(9.48)%
MSCI India Index (reflects no deduction for fees, expenses or taxes)	20.81%	N/A	N/A	9.25%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	9.83%	N/A	N/A	(6.35)%
MSCI AC Asia ex Japan/India Linked Index (reflects no deduction for fees, expenses or taxes)	5.98%	N/A	N/A	(7.69)%
MSCI AC Asia ex Japan Index (reflects no deduction for fees, expenses or taxes)	5.98%	N/A	N/A	(7.69)%
On page 98 of the Prospectus, the information in the section “Management” is hereby deleted and replaced with the following information:
“Investment Adviser. BAMCO is the investment adviser of the Fund.
Portfolio Manager. Anuj Aggarwal has been a Portfolio Manager of the Fund since its inception on July 30, 2021 and became its sole Portfolio Manager on September 1, 2024. Mr. Aggarwal joined the Adviser as a research analyst in August of 2012.
Portfolio Manager Adviser. Michael Kass has been the portfolio manager adviser of Baron India Fund since the conversion of Baron New Asia Fund to Baron India Fund on September 1, 2024. In this role, he advises the portfolio manager of the Fund on stock selection and buy and sell decisions and is responsible for ensuring the execution of the Fund’s investment strategy. Mr. Kass has worked at the Adviser as a portfolio manager since November of 2007 and was a Portfolio Manager of the Fund before September 1, 2024.”
On page 111 of the Prospectus, the paragraph under “Additional Investment Strategies” which reads: “Baron New Asia Fund may invest up to 20% of its total assets directly in the securities of U.S. issuers. In addition, the Fund may invest without limitation in the securities of non‑U.S. issuers in U.S. denominated form known as American Depository Receipts, Global Depository Receipts and other types of depository receipts with respect to issuers located in Asia.” is hereby deleted and replaced with the following paragraph:
“Baron India Fund may invest up to 20% of its total assets directly in the securities of U.S. issuers. In addition, the Fund may invest without limitation in the securities of non‑U.S. issuers in U.S. denominated form known as American Depository Receipts, Global Depository Receipts and other types of depository receipts with respect to issuers located in India.”
On page 4 of the Statement of Additional Information, the paragraph under “Description of the Funds and Their Investments and Risks — Investment Strategies and Risks” which reads: “Baron New Asia Fund, under normal circumstances, invests 80% of its net assets in the common and preferred stocks of companies located in Asia, which consists of all countries and markets in Asia, but including all other developed, developing, and frontier countries and markets in the Asian region. Certain developing market countries may also be classified as “frontier” market countries, which are a subset of developing market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The Adviser considers a company or other issuer to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. The Fund currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project with significant assets or operations in that country or region; (iii) it is principally secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in a recognized securities index for the country or region; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that the Fund has latitude in determining whether an issuer should be included within a region or country.” is hereby deleted and replaced with the following paragraph:
“Baron India Fund, under normal circumstances, invests at least 80% of its net assets in the common stock of companies located in India. The Adviser considers a company or other issuer to be “located” in India, and a security or instrument is deemed to be an Indian security or instrument, if it has substantial ties to India. The Fund currently makes that determination based primarily on one or more of the following criteria with respect to a company or issuer, whether (i) it is organized under the laws of India; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within India; (iii) it has the primary trading markets for its securities in India; (iv) it has its principal place of business in or is otherwise headquartered in India; (v) it is a component of or its issuer is included in the MSCI India Index, the Fund’s primary benchmark index or (vi) it is a governmental entity or an agency, instrumentality or a political subdivision of India. The term “located” and the associated criteria listed above have been defined in such a way that the Fund has latitude in determining whether an issuer should be included within India.”

On page 7 of the Statement of Additional Information, the paragraph under “Non‑U.S. Securities.” which reads: “Baron New Asia Fund may invest up to 20% of its total assets directly in the securities of U.S. issuers. In addition, Baron New Asia Fund may invest without limitation in the securities of non‑U.S. issuers in ADRs, GDRs and other types of depository receipts with respect to issuers located in Asia.” is hereby deleted and replaced with the following paragraph:
“Baron India Fund may invest up to 20% of its total assets directly in the securities of U.S. issuers. In addition, Baron India Fund may invest without limitation in the securities of non‑U.S. issuers in ADRs, GDRs and other types of depository receipts with respect to issuers located in India.”
This information supplements the Prospectus and the Statement of Additional Information dated April 26, 2024. This Supplement and the Prospectus constitute a current prospectus. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1‑800‑992‑2766 or visit our website at www.BaronFunds.com.

STICKER-STATPROSELECT 07/03/2024

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